UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2025

Grindr Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-39714

Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On November 30, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Grindr Inc. (“Grindr”), with the assistance of Frederic W. Cook & Co., Inc., its independent compensation consultant, approved the entry into revised compensation arrangements with certain Grindr executives and other employees. The amended arrangements were adopted to extend Grindr Chief Executive Officer George Arison's compensation arrangements to a total of 5 more years, until October 2030; to create appropriate incentives for key executives responsible for implementing Grindr’s go-forward strategic plans; and to retain key executives who have demonstrated outstanding performance, including by strengthening severance protections related to corporate governance matters. As part of these changes, the Compensation Committee approved the entry into an amended and restated employment agreement with George Arison, Grindr’s Chief Executive Officer, and amendments to offer letters with John North, Grindr’s Chief Financial Officer, Austin “AJ” Balance, Grindr’s Chief Product Officer, and Zachary Katz, Grindr’s General Counsel & Head of Global Affairs and approved the issuance of certain new equity awards, as described below.

Amended and Restated Arison Employment Agreement

On December 1, 2025, Grindr LLC (the “Company”), a wholly owned subsidiary of Grindr, entered into an amendment and restatement of the Employment Agreement, dated April 27, 2022, as amended on March 18, 2025, by and between the Company and Mr. Arison (as amended, the “A&R Arison Agreement”).

The A&R Arison Agreement revised the terms of Mr. Arison’s prior employment agreement to, among other things, (i) in the event of an Involuntary Termination (as defined in the A&R Arison Agreement), provide for (a) accelerated vesting of any unvested time-based equity awards granted to Mr. Arison that would have vested, if Mr. Arison had remained employed by the Company, during the three years following the date of an Involuntary Termination (or, if applicable, the Involuntary Termination Contingent Cash Payment (as defined below)); provided, that 100% of all outstanding and unvested time-vesting awards will accelerate and vest in full upon an Involuntary Termination occurring (x) at any time within 12 months following a Change in Control (as defined in Grindr’s Amended and Restated 2022 Equity Incentive Plan (the “2022 Plan”)) or (y) in connection with a Qualifying CIC (as defined below), (b) vesting based on actual performance of any unvested restricted stock units (“RSUs”) based on certain key performance indicators (“Arison KPI Awards”) granted to Mr. Arison prior to the date of an Involuntary Termination, and (c) the grant of vested RSUs underlying the Arison Modified Market Cap RSU Arrangement (as defined below) that have achieved the required performance thresholds to vest but have not yet been granted prior to the date of an Involuntary Termination; (ii) revise the definitions of “Cause” and “Good Reason” in connection with a termination of employment, as described below; (iii) provide for a refresh grant of RSUs representing the right, subject to vesting, to receive 2.25 million shares of common stock, par value $0.0001 per share, of Grindr (“Common Stock”), subject to approval of an increase to the shares available under the 2022 Plan at Grindr’s 2026 annual meeting of stockholders and the filing of a Form S-8 registration statement with respect to the same (the “Refresh RSU Award”); and (iv) modify the performance thresholds and timeframes for performance applicable to the market capitalization RSU arrangement previously provided to Mr. Arison, as described below (“Arison Modified Market Cap RSU Arrangements”).

Prior to the date on which Grindr grants Mr. Arison the Refresh RSU Award, if either (a) Mr. Arison experiences an Involuntary Termination, or (b) a Change in Control (as defined in the 2022 Plan) is consummated pursuant to which Grindr (including any successors) ceases to have a class of equity securities listed on a national securities exchange and registered pursuant to Section 12(b) of the Exchange Act (a “Qualifying CIC”), then Mr. Arison will receive a cash payment equivalent to the value of the portion of the Refresh RSU Award that would have accelerated had the award been outstanding as of the date of the Involuntary Termination or the Qualifying CIC, calculated by taking the average VWAP (as defined below) for the 30 trading days preceding the applicable measurement date, multiplied by, either, for an Involuntary Termination, the portion of the Refresh RSU Award that would have accelerated in connection with such Involuntary Termination, or, for a Qualifying CIC, 2,250,000 (or if a Qualifying CIC occurs within nine months after the Effective Date, as defined in the A&R Arison Agreement, 750,000) (the “CIC Contingent Cash Payment” and each of the CIC Contingent Cash Payment and the Involuntary Termination Contingent Cash Payment, a “Contingent Cash Payment”), and in each case, subject to Mr. Arison’s continued employment with the Company through and immediately prior to such Involuntary Termination or the consummation of such Qualifying CIC.

The A&R Arison Agreement amends the definition of “Cause” to require that any termination for Cause must be approved by a majority of the Independent Directors (as defined below). The A&R Arison Agreement amends the definition of “Good Reason” to mean any of the following actions taken by the Company without Mr. Arison’s prior written consent: (a) a material reduction in Mr. Arison’s base salary (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction); (b) a material diminution in Mr. Arison’s job duties, responsibilities, authorities or title, or any action or inaction by the Company which results in a material diminution in Mr. Arison’s job duties, responsibilities, authorities or title, including him not being the Chief Executive Officer of the Company (or ultimate parent company of the entity succeeding to the Company’s business following a change in control), the appointment of a co-Chief Executive Officer of the Company, Mr. Arison becoming the chief executive officer of a division or subsidiary instead of the Chief Executive Officer of the Company, or Mr. Arison no longer reporting directly to the board of directors of the Grindr; (c) the assignment to Mr. Arison, without his consent, of any duties that cause a material diminution in his job duties, responsibilities, authorities, or title; (d) the Board’s requirement that Mr. Arison perform any unlawful act or take any other action in violation of any material Company policy pertaining to ethics, wrongdoing or conflicts of interest; (e) Grindr does not maintain a board of directors comprised of a majority of Independent Directors; (f) with respect to each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committees of the Board (or committees of the Board performing similar functions), to the extent such committees exist, such committee is not comprised of a majority of Independent Directors; (g) individuals who, on the date of the A&R Arison Agreement, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the Incumbent Board, such new member shall, for purposes of the A&R Arison Agreement be considered as a member of the Incumbent Board; (h) Grindr (including any successors) ceases to have a class of equity securities listed on a national securities exchange and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended; (i) the requirement that Mr. Arison regularly work from a primary physical work location other than his home office, provided that Mr. Arison is complying with any Company return to office or similar policy that generally applies to all employees; (j) the failure of Grindr’s board of directors to nominate Mr. Arison for election or reelection as a director of Grindr; (k) a material breach by the Company of the A&R Arison Agreement or of any equity award agreement between Mr. Arison and Grindr; or (l) Grindr’s failure to grant Mr. Arison any of the incentive awards contemplated by the A&R Arison Agreement, including the failure to grant the Refresh RSU Award prior to the earlier of (i) ten (10) days following Grindr’s 2026 annual meeting of stockholders, or (ii) October 15, 2026. In order to resign for Good Reason, Mr. Arison must, with certain limited exceptions, provide written notice to the Independent Directors within sixty days after the first occurrence of the event giving rise to Good Reason setting forth the basis for his resignation; allow the Company at least sixty days from receipt of such written notice to cure such event, if curable; and if such event is not reasonably cured within such period, he must resign not later than sixty days after the expiration of the cure period.

For purposes of the A&R Arison Agreement and the Amended Offer Letters (as defined below), “Independent Directors” means directors who are determined in good faith by the Board to be (a) independent from Grindr in all material respects (other than their service as a director of Grindr), including under the independence standards of the New York Stock Exchange or any other national exchange on which securities of Grindr may then be listed; and (b) independent from any affiliate of Grindr (other than any affiliate of Grindr who is an affiliate solely due to their service as a director of Grindr) as if such affiliate were Grindr for purposes of the preceding clause (a) and who do not maintain any relationship with such affiliate, other than any incidental or indirect relationships that the Board determines in good faith would not be reasonably likely to affect such director’s judgment; provided that any individual who is a member of the Board on the Effective Date (as defined in the A&R Arison Agreement), other than Mr. Arison and Mr. Zage, shall be considered an Independent Director. As used in the prior sentence, “affiliate” has the meaning prescribed under Rule 405 of the Securities Act of 1933, as amended.

As noted above, the A&R Arison Agreement also established the Arison Modified Market Cap RSU Arrangement, which modifies the market capitalization award opportunity previously provided to Mr. Arison.  As modified, on the first occasion (if any) on or prior to December 31, 2027 that (i) Grindr’s daily average market capitalization over a 90-trading day period (the “Average Grindr Market Cap”) exceeds $5 billion, (ii) the average per-share volume-weighted average price (“average VWAP”) of a share of Grindr’s Common Stock equals or exceeds $26 for 15 consecutive trading days, or (iii) Grindr’s Adjusted EBITDA for the four fiscal quarters preceding and including the most recently completed fiscal quarter of Grindr prior to the determination date (the “TTM EBITDA”) equals or exceeds $275 million (each of (i), (ii), and (iii), a “First Performance Condition” and the earliest date on which one of the First Performance Conditions occurs, the “First Milestone Performance Date”), Mr. Arison will be granted a number of fully vested RSUs equal to (a) $20 million divided by (b) the average VWAP for the 90 trading days preceding the First Milestone Performance Date, to be fully vested on grant. On the first occasion (if any) on or prior to March 31, 2029 that (i) the Average Grindr Market Cap exceeds $7.5 billion, (ii) the average VWAP equals or exceeds $39 for 15 consecutive trading days, or (iii) TTM EBITDA equals or exceeds $412 million (the first to occur of (i), (ii), or (iii), the “Second Performance Condition” and the earliest date on which one of the Second Performance Conditions occurs, the “Second Milestone Performance Date”), Mr. Arison will receive a number of fully vested RSUs equal to (a) $30 million divided by (b) the average VWAP for the 90 trading days preceding the Second Milestone Performance Date, to be fully vested on grant. The A&R Arison Agreement further provides that, in the event of a Change in Control, Mr. Arison will be granted immediately prior to, and contingent upon, the consummation of a Change in Control and subject to his continuous employment through immediately prior to the consummation of such Change in Control, grants of fully vested RSUs equal to (x) $20 million divided by the per-share consideration in the Change in Control if the CIC Price (as defined in the A&R Arison Agreement) exceeds $5 billion and the Change in Control occurs on or prior to December 31, 2027, and (y) $30 million divided by the per-share consideration in the Change in Control if the CIC Price exceeds $7.5 billion and the Change in Control occurs on or prior to March 31, 2029 (in each case, to assuming such threshold had otherwise not been met prior to the Change in Control). Mr. Arison is required to remain employed on the date of grant of any vested RSUs pursuant to the Arison Modified Market Cap RSU Arrangement.

The foregoing description of the A&R Arison Agreement does not purport to be complete and is qualified in its entirety to the full text of the A&R Arison Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendments to North, Balance, and Katz Offer Letters

North Amended Offer Letter

On December 1, 2025, the Company and John North entered into an amendment of that certain Offer Letter, dated September 30, 2025, by and between the Company and John North (as amended, the “North Amended Offer Letter”), which, among other things, (i) modifies market capitalization restricted stock unit arrangement previously provided to Mr. North that are vested upon the achievement of certain thresholds of Grindr’s market capitalization to become vested based on the achievement of any of the targets related to Grindr’s market capitalization, stock price, or trailing twelve-month EBITDA, as described below (“North Modified Market Cap RSU Arrangement”); (ii) modifies the right to receive RSU grants in 2026 and annually thereafter based upon the achievement of certain key performance indicator targets (“Going Forward KPI Awards”) with a target value ranging from $500,000 to $700,000 divided by the average VWAP of the Common Stock for the 90 trading days preceding the grant date; (iii) provides for (a) accelerated vesting of any unvested time-based equity awards granted to Mr. North that would have vested, if Mr. North had remained employed by the Company, during the two years following the date of a termination by the Company without Cause or by Mr. North for Good Reason (each as defined in the North Amended Offer Letter); provided, that 100% of all outstanding and unvested time-vesting awards will accelerate and vest in full upon an Involuntary Termination occurring (x) at any time within 12 months following a Change in Control (as defined in the 2022 Plan) or (y) in connection with a Qualifying CIC, (b) vesting based on actual performance of any unvested KPI Awards granted to Mr. North prior to the date of a termination by the Company without Cause or by Mr. North for Good Reason, and (c) the grant of vested RSUs underlying the North Modified Market Cap RSU Arrangement that have achieved the required performance thresholds to vest but have not yet been granted prior to the date of an Involuntary Termination; and (iv) revises the definitions of “Cause” and “Good Reason” in connection with a termination of employment, as described below.

As noted above, the Compensation Committee established the North Modified Market Cap RSU Arrangement, which modifies the arrangement previously provided to Mr. North.  As modified, on the first occasion (if any) on or after April 1, 2026 and on or prior to December 31, 2027 that a First Performance Condition occurs (the earliest date on which one of the First Performance Conditions occurs, the “North First Performance Date”), then (x) if the North First Performance Date occurs on or after April 1, 2026 and before July 1, 2026, Mr. North will be granted a number of RSUs equal to (i) $300,000 divided by (ii) the average VWAP for the 90 trading days preceding the North First Performance Date; or (y) if the North First Performance Date occurs on or after July 1, 2026 and on or prior to December 31, 2027, Mr. North will be granted a number of RSUs equal to (i) $600,000 divided by (ii) the average VWAP for the 90 trading days preceding the North First Performance Date, in each case to be fully vested on grant. On the first occasion (if any) on or after July 1, 2027 and on or prior to March 31, 2029 that a Second Performance Condition occurs (the earliest date on which one of the Second Performance Conditions occurs, the “North Second Performance Date”), Mr. North will be granted a number of RSUs equal to (i) $7,500,000 divided by (ii) the average VWAP for the 90 trading days preceding the North Second Performance Date, to be fully vested on grant. On the first occasion (if any) on or after July 1, 2027 and on or prior to December 31, 2030 that (a) the Average Grindr Market Cap exceeds $10 billion, (b) the average VWAP equals or exceeds $52 for 15 consecutive trading days, or (c) TTM EBITDA equals or exceeds $550 million (each of (a), (b), and (c), a “Third Performance Condition” and the earliest date on which one of the Third Performance Conditions occurs, the “North Third Performance Date”), Mr. North will be granted a number of RSUs equal to (i) $11,000,000 divided by (ii) the average VWAP for the 90 trading days preceding the North Third Performance Date, to be fully vested on grant. In addition, in the event of a Change in Control, Mr. North will be granted immediately prior to, and contingent upon, the consummation of a Change in Control and subject to his continuous employment through immediately prior to the consummation of such Change in Control, grants of fully vested RSUs equal to (x) $300,000 divided by the per-share consideration in the Change in Control if the CIC Price (as defined in the North Amended Offer Letter) exceeds $5 billion and the Change in Control is consummated between April 1, 2026 and June 30, 2026 (or $600,000 divided by the per-share consideration in the Change in Control if  Change in Control is consummated between July 1, 2026 and December 31, 2027), (y) $7.5 million divided by the per-share consideration in the Change in Control if the CIC Price exceeds $7.5 billion and the Change in Control is consummated on or prior to March 31, 2029, and (z) $11 million divided by the per-share consideration in the Change in Control if the CIC Price exceeds $10 billion and the Change in Control is consummated on or prior to December 31, 2030, and in each case, for each such threshold that had otherwise not been met prior to the Change in Control.

Balance Amended Offer Letter

On December 1, 2025, the Company and Austin “AJ” Balance entered into an amendment of that certain Offer Letter, dated November 22, 2021, by and between the Company and Austin “AJ” Balance, that certain Equity Award Letter dated December 21, 2023, and that certain Equity Award Letter dated October 29, 2024 (collectively, as amended, the “Balance Amended Offer Letter”), which, among other things, (i) modifies the market capitalization restricted stock unit arrangement previously provided to Mr. Balance and provides for the right to an additional market capitalization restricted stock unit arrangement, in each case, that are vested upon the achievement of any of the targets related to Grindr’s market capitalization, stock price or trailing twelve-month EBITDA, as described below; and (ii) modifies the right to receive Going Forward KPI Awards in 2026 and annually thereafter with a target value ranging from $350,000 to $465,000 divided by the average VWAP of the Common Stock for the 90 trading days preceding the grant date. In addition, the Balance Amended Offer Letter adds severance benefits in the event Mr. Balance’s employment is terminated by the Company without Cause (as defined below), or if Mr. Balance terminates his employment for Good Reason (as defined below) (either case, an “Involuntary Termination”). In the event of an Involuntary Termination, Mr. Balance will be eligible to receive (i) a lump-sum cash payment equal to his base salary in effect as of the Involuntary Termination; plus (ii) a prorated bonus for the year in which the Involuntary Termination occurs, based on actual performance. Under the terms of the Balance Amended Offer Letter, if Mr. Balance is subject to an Involuntary Termination, he will also be entitled to (a) accelerated vesting of any outstanding time-vesting equity awards granted to Mr. Balance that would have vested, if Mr. Balance had remained employed by the Company, during the two years following the date of the Involuntary Termination; provided, that 100% of all outstanding and unvested time-vesting awards will accelerate and vest in full upon an Involuntary Termination occurring (x) at any time within 12 months following a Change in Control (as defined in the 2022 Plan) or (y) in connection with a Qualifying CIC, (b) vesting based on actual performance of any unvested KPI Awards granted to Mr. Balance prior to the date of an Involuntary Termination; and (c) the grant of vested RSUs underlying any market capitalization restricted stock unit arrangements that have achieved any of the required performance thresholds to vest but have not yet been granted prior to the date of an Involuntary Termination.

As noted above, the Compensation Committee modified the market capitalization restricted stock unit arrangement previously provided to Mr. Balance. As modified, on the first occasion (if any) on or prior to December 31, 2027 that a First Performance Condition occurs (the “Balance First Milestone Performance Date”), Mr. Balance will be granted 200,000 RSUs, to be fully vested on grant. In addition, the Compensation Committee also provided Mr. Balance the right to an additional market capitalization restricted stock unit arrangement with the following terms. On the first occasion (if any) on or prior to March 31, 2029 that a Second Performance Condition occurs (the “Balance Second Milestone Performance Date”), Mr. Balance will be granted a number of RSUs equal to (i) $5 million divided by (ii) the average VWAP for the 90 trading days preceding the Balance Second Milestone Performance Date, to be fully vested on grant. In addition, in the event of a Change in Control, Mr. Balance will be granted immediately prior to, and contingent upon, the consummation of a Change in Control and subject to his continuous employment through immediately prior to the consummation of such Change in Control, grants of fully vested RSUs equal to (x) 200,000 fully vested RSUs if the CIC Price (as defined in the Balance Amended Offer Letter) exceeds $5 billion and the Change in Control is consummated on or prior to December 31, 2027, and (y) $5 million divided by the per-share consideration in the Change in Control if the CIC Price exceeds $7.5 billion and the Change in Control is consummated on or prior to March 31, 2029, and in each case, for each such threshold that had not otherwise been met prior to the Change in Control.

Katz Amended Offer Letter

On December 1, 2025, the Company and Zachary Katz entered into an amendment of that certain Offer Letter, dated August 22, 2023, as amended on November 29, 2023, by and between the Company and Zachary Katz (as further amended, the “Katz Amended Offer Letter”, and together with the North Amended Offer Letter, and the Balance Amended Offer Letter, the “Amended Offer Letters”), which, among other things, (i) provides for the right to market capitalization restricted stock unit arrangements that are vested upon the achievement of any of the targets related to Grindr’s market capitalization, stock price or trailing twelve-month EBITDA, as described below; (ii) modifies the right to receive Going-Forward KPI Awards in 2026 and annually thereafter with a target value ranging from $250,000 to $350,000 divided by the average VWAP of the Common Stock for the 90 trading days preceding the grant date; (iii) provides for (a) accelerated vesting of any unvested time-based equity awards granted to Mr. Katz that would have vested, if Mr. Katz had remained employed by the Company, during the two years following the date of a termination by the Company without Cause or by Mr. Katz for Good Reason (each as defined in the Katz Amended Offer Letter); provided, that 100% of all outstanding and unvested time-vesting awards will accelerate and vest in full upon an Involuntary Termination occurring (x) at any time within 12 months following a Change in Control (as defined in the 2022 Plan) or (y) in connection with a Qualifying CIC, (b) vesting based on actual performance of any unvested KPI Awards granted to Mr. Katz prior to the date of a termination by the Company without Cause or by Mr. Katz for Good Reason, and (c) the grant of vested RSUs underlying any  market capitalization restricted stock unit arrangements previously provided to Mr. Katz that are vested upon the achievement of certain thresholds of Grindr’s market capitalization that have achieved the required performance thresholds to vest but have not yet been granted prior to the date of a termination by the Company without Cause or by Mr. Katz for Good Reason; and (iv) revises the definitions of “Cause” and “Good Reason” in connection with a termination of employment, as described below.

The Compensation Committee provided Mr. Katz the right to market capitalization restricted stock unit arrangements with the following terms. On the first occasion (if any) on or prior to December 31, 2027 that a First Performance Condition occurs (the “Katz First Milestone Performance Date”), Mr. Katz will be granted 60,000 RSUs, to be fully vested on grant. On the first occasion (if any) on or prior to March 31, 2029 that a Second Performance Condition occurs (the “Katz Second Milestone Performance Date”), Mr. Katz will be granted 60,000 RSUs, to be fully vested on grant. In addition, in the event of a Change in Control (as defined in the 2022 Plan), Mr. Katz will be granted immediately prior to, and contingent upon, the consummation of a Change in Control and subject to his continuous employment through immediately prior to the consummation of such Change in Control, grants of fully vested RSUs equal to (x) 60,000 fully vested RSUs if the CIC Price (as defined in the Katz Amended Offer Letter) exceeds $5 billion and the Change in Control is consummated on or prior to December 31, 2027 and (y) 60,000 fully vested RSUs if the CIC Price exceeds $7.5 billion and the Change in Control is consummated on or prior to March 31, 2029, and in each case, for each such threshold that had not otherwise been met prior to the Change in Control.

Amendment to “Good Reason” in the Amended Offer Letters

The Amended Offer Letters amend the definition of “Good Reason” to mean any of the following actions taken by the Company without the applicable officer’s prior written consent: (a) a material reduction in such officer’s base salary (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction); (b) a material diminution in such officer’s job duties, responsibilities, authorities or title or any action or inaction by the Company which results in a material diminution in such officer’s job duties, responsibilities, authorities or title; (c) the assignment to such officer, without his consent, of any duties that cause a material diminution in his job duties, responsibilities, authorities, or title; (d) the Board’s requirement that such officer perform any unlawful act or take any other action in violation of any material Company policy pertaining to ethics, wrongdoing or conflicts of interest; (e) Grindr does not maintain a board of directors comprised of a majority of Independent Directors; (f) with respect to each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committees of the Board (or committees of the Board performing similar functions), to the extent such committees exist, such committee is not comprised of a majority of Independent Directors; (g) individuals who, on the date of the Amended Offer Letters, are members of the Incumbent Board cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the Incumbent Board, such new member shall, for purposes of the Amended Offer Letters be considered as a member of the Incumbent Board; (h) Grindr (including any successors) ceases to have a class of equity securities listed on a national securities exchange and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended; (i) the requirement that such officer regularly work from a primary physical work location other than his home office, provided that such officer is complying with any Company return to office or similar policy that generally applies to all employees; (j) a material breach by the Company of such officer’s Amended Offer Letter or of any equity award agreement between such officer and Grindr; or (k) Grindr’s failure to grant such officer certain equity incentive awards. In order to resign for Good Reason, such officer must, with certain limited exceptions, provide written notice to the Independent Directors within sixty days after the first occurrence of the event giving rise to Good Reason setting forth the basis for his resignation; allow the Company at least sixty days from receipt of such written notice to cure such event, if curable; and if such event is not reasonably cured within such period, such officer must resign not later than sixty days after the expiration of the cure period.

The foregoing descriptions of the Amended Offer Letters do not purport to be complete and are qualified in their entirety to the full text of each of the Amended Offer Letters, which are attached as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Stock Price PSU Awards

On November 30, 2025 (the “Grant Date”), the Compensation Committee granted 20,000 and 15,000 performance-based stock units (“Stock Price PSUs”) to Mr. Balance and Mr. Katz, respectively under the 2022 Plan, which will vest as follows: (i) 50% of the Stock Price PSUs will be earned if the average VWAP for 20 consecutive trading days equals or exceeds 120% of the average VWAP for the 30 consecutive trading days preceding the Grant Date (the “Baseline Price”), and (ii) 50% of the Stock Price PSUs will be earned if the average VWAP for 20 consecutive trading days equals or exceeds 150% of the Baseline Price. To the extent that one or both of these performance conditions is achieved, the related Stock Price PSUs will vest on the later of (a) the date that is nine months following the Grant Date and (b) the date as of which the condition was achieved, in each case, subject to Mr. Balance and Mr. Katz’s Continuous Service through each such date, as applicable.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated December 1, 2025, by and between Grindr LLC and George Arison.
10.2	Executive Offer Letter Amendment, dated December 1, 2025, by and between Grindr LLC and Austin “AJ” Balance.
10.3	Executive Offer Letter Amendment, dated December 1, 2025, by and between Grindr LLC and Zachary Katz.
10.4	Executive Offer Letter Amendment, dated December 1, 2025, by and between Grindr LLC and John North.
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2025

GRINDR INC.

	By:	/s/ Zachary Katz
Zachary Katz
General Counsel & Head of Global Affairs